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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated February 9, 2000, in this Form 10-K, included into the Company's previously filed Registration Statement File No. 333-36789 on Form S-8.


                                      /s/ Arthur Andersen LLP


Boston, Massachusetts
March 29, 2000